UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 11, 2005

Westpac Securitisation Management Pty Limited, in its capacity as trust manager of the Series 2005-1G WST Trust

(Exact Name of Registrant as Specified in its Charter)

New South Wales

(State or Other Jurisdiction of Incorporation)

333-32944 and 333-32944-01	Not Applicable
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

Level 25, 60 Martin Place, Sydney, NSW 2000, Australia	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

011 61 (2) 9229-8131

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Financial Statements and Exhibits.

(a)	Financial Statements

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated February 2, 2005, among Westpac Banking Corporation, Westpac Securitisation Management Pty Limited, Westpac Securities Administration Limited, in its capacity as trustee of the Series 2005-1G WST Trust, and Deutsche Bank Securities Inc., as representative of the several underwriters.

4.2	Series Notice, dated February 4, 2005, among Westpac Banking Corporation as servicer and approved seller, Westpac Securitisation Management Pty Limited as trust manager, Westpac Securities Administration Limited as trustee, Deutsche Bank Trust Company Americas as note trustee, P.T. Limited as security trustee, and The Mortgage Company Pty Limited.

4.3	Note Trust Deed, dated February 4, 2005, among Deutsche Bank Trust Company Americas, as note trustee and principal paying agent, Westpac Securitisation Management Pty Limited, as trust manager, and Westpac Securities Administration Limited, as trustee.

4.4	Security Trust Deed, dated February 3, 2005 among Westpac Securities Administration Limited, as chargor, Deutsche Bank Trust Company Americas, as note trustee, Westpac Securitisation Management Pty Limited, as trust manager, and P.T. Limited, as security trustee.

4.5	Agency Agreement, dated February 4, 2005, among Deutsche Bank Trust Company Americas, as note trustee, principal paying agent, agent bank and note registrar, Westpac Securities Administration Limited, as trustee, and Westpac Securitisation Management Pty Limited, as trust manager.

10.2	Redraw Facility Agreement, dated February 4, 2005, among Westpac Banking Corporation, as redraw facility provider, Westpac Securities Administration Limited, as trustee, and Westpac Securitisation Management Pty Limited, as trust manager.

10.3	Liquidity Facility Agreement, dated February 4, 2005, among Westpac Banking

Corporation, as liquidity provider, Westpac Securities Administration Limited, as trustee, and Westpac Securitisation Management Pty Limited, as trust manager.

10.4	Interest Rate Swap, dated February 4, 2005, among Westpac Banking Corporation, as Party A, and Westpac Securities Administration Limited, in its capacity as trustee of the Series 2005-1G WST Trust, as Party B.

10.5	Currency Swap, dated February 4, 2005, among Westpac Securitisation Management Pty Limited, as trust manager, Westpac Banking Corporation, as Party A, and Westpac Securities Administration Limited, in its capacity as trustee of the Series 2005-1G WST Trust, as Party B.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf, as Trust Manager for Series 2005-1G WST Trust, by the undersigned hereunto duly authorized.

February 11, 2005	Westpac Securitisation Management Pty Limited, in its capacity as trust manager of the Series 2005-1G WST Trust, (Registrant)

	By:	/S/ MANUELA ADL
	Name:	Manuela Adl
	Title:	Trust Manager

4